UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2016

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management.

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2016, Mr. Steven R. Bailey, Executive Vice President, Chief Operations Officer and Chief Information Officer, of CSB Bancorp, Inc. (“Company”) and its wholly owned affiliate, The Commercial & Savings Bank, notified the Company that he will be retiring and resigning his positions with the Companies, effective March 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: February 5, 2016		Senior Vice President and Chief Financial Officer